Fees Summary	Nov. 06, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 3,080.14
Total Fee Amount	3,080.14
Total Transaction Valuation	20,118,489.00
Total Offset Amount	0.00
Net Fee	$ 0.00